SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): August 23, 2002

 Commission             Exact name of registrant                IRS Employer
 File Number           as specified in its charter           Identification No.
 -----------         --------------------------------        ------------------

   1-12869            CONSTELLATION ENERGY GROUP, INC.            52-1964611



                                    Maryland
                       -----------------------------------
       (State or other jurisdiction of incorporation for each registrant)


                 750 E. Pratt Street, Baltimore, Maryland             21202
   --------------------------------------------------------------- ----------
               (Address of principal executive offices)             (Zip Code)


       Registrants' telephone number, including area code: (410) 234-5000

                                 Not Applicable
   --------------------------------------------------------------- ----------
          (Former name or former address, if changed since last report)

ITEM 5.  Other Events
-------  ------------

Attached to this Current Report on Form 8-K is the Computation of Ratio of Earnings to Fixed Charges (Exhibit No. 12) of Constellation Energy for the six months ended June 30, 2002 filed in conjunction with a debt offering.


ITEM 7.  Financial Statements and Exhibits
-------  ---------------------------------

(c) Exhibit No. 12     Constellation Energy Group, Inc. Computation of Ratio of
                       Earnings to Fixed Charges.




                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       CONSTELLATION ENERGY GROUP, INC.
                                -----------------------------------------------
                                               (Registrant)






Date: August 23, 2002                   /s/ E. Follin Smith
      ---------------           -----------------------------------------------
                                E. Follin Smith, Senior Vice President on behalf
                                  of the Registrant and as Principal Financial
                                         Officer of the Registrant





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